                            SCHEDULE 14A INFORMATION
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

Computer Horizons Corp.

  FOR IMMEDIATE RELEASE
  CONTACT: Michael Shea, CFO             Investors: Lauren Felice
           David Reingold, Senior Vice              RF Binder Partners
           President, Marketing, IR                 (212) 994-7541
           Computer Horizons Corp.                  LAUREN.FELICE@RFBINDER.COM
           (973) 299-4000                           --------------------------
           MSHEA@COMPUTERHORIZONS.COM        Media: Kate Rothen
           --------------------------
           DREINGOL@COMPUTERHORIZONS.COM            RFBinder Partners
           -----------------------------
                                                    (212) 994-7537
                                                    kate.rothen@rfbinder.com

                  COMPUTER HORIZONS RECEIVES HIGH MARKS ON ITS
                     CORPORATE GOVERNANCE PRACTICES FROM ISS

  QUESTIONS INCONSISTENCY WITH ISS RECOMMENDATION ON DISSIDENT PROXY PROPOSALS

Mountain Lakes, New Jersey, May 6, 2003 - Computer Horizons Corp. (Nasdaq:
CHRZ), a strategic human capital management and professional services company, today announced that a May 5 independent audit by Institutional Shareholder Services (ISS) reports that Computer Horizons outperformed 82.4 percent of the companies in the Russell 3000 and 90.9 percent of the companies in the Software & Services Group, in terms of its corporate governance policies and practices, an improvement over ISS' previous report.

"We're pleased to receive this high ranking from ISS, as our Board has taken steps in recent years to strengthen and improve our corporate governance policies and practices," said William J. Murphy, president and CEO of Computer Horizons. "While the ISS report is independent confirmation that we have been successful, we question the inconsistency of their report with their recommendation today that shareholders support a dissident's proposals on corporate governance matters."

With respect to ISS' comments on founder and former CEO John J. Cassese, Mr. Murphy noted that the Board's separation agreement with Mr. Cassese was a fair and negotiated settlement which began shortly after Mr. Cassese took a leave of absence in March and was addressed and supported by two independent, recognized consulting firms.

Further, according to Mr. Murphy, there was no re-pricing of the Company's Incentive Stock Option and Appreciation Plan, and that what has been proposed is not incremental to the normal stock options awards of the program, rather is in lieu of them.

ISS is the leading provider of proxy research and corporate governance services. It incorporates into its research an independent rating system called Corporate Governance Quotient (CGQ), designed to help investors evaluate the corporate governance structure of publicly traded companies.

The positive CGQ report on Computer Horizons took into consideration a wide variety of corporate governance indicators such as the relative independence of Computer Horizon's Board:
o More than 75 percent of the Computer Horizons Board are independent outsiders.
o The nominating and compensation committees are comprised solely of outside directors.
o The CEO serves on the boards of two or fewer other companies, and no former CEO of the company serves on the Board. o The positions of chairman and CEO are separated.

However, William J. Murphy, president and CEO of Computer Horizons Corp., expressed the disappointment of the Company's Board of Directors with the voting recommendation by Institutional Shareholder Services in connection with the Company's upcoming Annual Meeting. Mr. Murphy pointed out two important issues that shareholders should bear in mind in questioning the ISS opinion.

"ISS made it clear that they were basing their decision not on Aquent's purported acquisition proposal, but on the corporate governance issues of minority board representation and a lower threshold for calling special meetings. In fact, ISS stated that with regard to the Aquent proposal, `...the lack of secured financing raises serious concerns as to the likelihood of completion.'

"It has been our position that the combination of the election of Aquent's nominees and the passage of their by-law proposal could very well be part one in an attempted two-step takeover process by Aquent in light of the ease with which they will be able to call a special meeting to elect additional nominees. The ISS opinion simply defers consideration of any change of control issues until your Company may face even more disruption from Aquent."

"Allowing Aquent to have such a major influence on the Company's Board combined with the disruptive ability to call special meetings with very little support simply doesn't square with ISS's questioning of the viability of Aquent's proposal -- which we believe is the real issue in this proxy contest. We believe shareholders should see Aquent's proposal for what it is -- inadequate, conditional and subject to financing which has not yet been proven -- which, as ISS stated, `...raises serious concerns as to the likelihood of completion.'"

Finally, Mr. Murphy concluded, "The structure of the Aquent proxy proposal calls for replacing our two directors with the most experience on our Board, namely our non-executive chairman Tom Berry with 14 years experience and Rocco Marano with over seven years experience. It would have been just as easy to have proposed to have expanded the Board to eight directors with the Aquent nominees adding to the Board rather than detracting from it. Shareholders should ask what purpose does it serve for Aquent to seek to weaken the independence of the Board in this manner."

ABOUT COMPUTER HORIZONS CORP.

Computer Horizons Corp. (Nasdaq: CHRZ) is a strategic human capital management and professional services company with more than thirty years of experience, specifically in information technology. As a global leader in systems integration and managed services, Computer Horizons enables companies to maximize technology investments. By leveraging its core business in IT services and its proprietary technology through Chimes, its wholly-owned subsidiary, Computer Horizons is enabling its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise's business functions. For more information on Computer Horizons, please visit our Web site at WWW.COMPUTERHORIZONS.COM.

EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE "FORWARD-LOOKING STATEMENTS" (WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT--INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO CONTRACT AWARDS, SERVICE OFFERINGS, MARKET OPPORTUNITIES, RESULTS, PERFORMANCE EXPECTATIONS, EXPECTATIONS OF COST SAVINGS, OR PROCEEDS FROM SALE OF CERTAIN OPERATIONS--MAY NOT MATERIALIZE.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN ANY FORWARD-LOOKING STATEMENTS. IN ADDITION TO THE ABOVE FACTORS, OTHER IMPORTANT FACTORS INCLUDE THE RISKS ASSOCIATED WITH UNFORESEEN TECHNICAL DIFFICULTIES, THE ABILITY TO MEET CUSTOMER REQUIREMENTS, MARKET ACCEPTANCE OF SERVICE OFFERINGS, CHANGES IN TECHNOLOGY AND STANDARDS, THE ABILITY TO COMPLETE COST-REDUCTION INITIATIVES, THE ABILITY TO EXECUTE THE SALE OF CERTAIN OPERATIONS OR OTHER INITIATIVES, DEPENDENCIES ON KEY EMPLOYEES, CUSTOMER SATISFACTION, AVAILABILITY OF TECHNICAL TALENT, DEPENDENCIES ON CERTAIN TECHNOLOGIES, DELAYS, MARKET ACCEPTANCE AND COMPETITION, AS WELL AS OTHER RISKS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, PRESS RELEASES, AND OTHER COMMUNICATIONS.

     SHAREHOLDERS OF COMPUTER HORIZONS ARE ADVISED TO READ MANAGEMENT `S DEFINITIVE PROXY STATEMENT (THE " DEFINITIVE PROXY STATEMENT") IN CONNECTION WITH MANAGEMENT'S SOLICITATION OF PROXIES FROM COMPUTER HORIZONS SHAREHOLDERS.

     SHAREHOLDERS OF COMPUTER HORIZONS AND OTHER INTERESTED PARTIES MAY OBTAIN, FREE OF CHARGE, COPIES OF THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY COMPUTER HORIZONS WITH THE SEC, AT THE SEC'S INTERNET WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE BY CONTACTING MORROW & CO., INC., THE FIRM ASSISTING COMPUTER HORIZONS IN THE SOLICITATION OF PROXIES, TOLL-FREE AT 1-800-607-0088.

                              # # #